UNAUDITED GENLYTE THOMAS GROUP LLC PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  INTRODUCTION

     The following pro forma consolidated financial statements of Genlyte Thomas Group LLC (the "Joint Venture") (the "Unaudited Joint Venture Pro Forma Consolidated Financial Statements"), include the unaudited pro forma consolidated statements of income for the six months ended July 4, 1998 and for the year ended December 31, 1997 (the "Unaudited Joint Venture Pro Forma Consolidated Statements of Income"), and the unaudited pro forma consolidated balance sheet as of July 4, 1998 (the "Unaudited Joint Venture Pro Forma Consolidated Balance Sheet").

     The Joint Venture Pro Forma Consolidated Statements of Income are based on the unaudited consolidated statement of income of Genlyte for the six months ended July 4, 1998, the unaudited combined statement of income of Thomas Lighting for the six months ended June 30, 1998, the audited consolidated statement of income of Genlyte for the year ended December 31, 1997, and the audited combined statement of income of Thomas Lighting for the year ended December 31, 1997, and are adjusted to give effect to the transaction as though it had occurred as of January 1, 1997.

     The Joint Venture Pro Forma Consolidated Balance Sheet is based on the unaudited consolidated balance sheet of Genlyte as of July 4, 1998 and the unaudited combined balance sheet of Thomas Lighting as of June 30, 1998, and is adjusted to give effect to the transaction as if it had occurred on July 4, 1998.

     The Joint Venture Pro Forma Consolidated Financial Statements reflect pro forma adjustments to give effect to the transactions contemplated in the Transaction Documents whereby (a) Genlyte contributed to the Joint Venture substantially all of its assets in exchange for a 68% interest in the Joint Venture and the Joint Venture's assumption of substantially all of its liabilities and (b) Thomas contributed to the Joint Venture substantially all of its assets comprising Thomas Lighting in exchange for a 32% interest in the Joint Venture and the Joint Venture's assumption of certain liabilities. For accounting purposes, Genlyte's majority ownership of the Joint Venture requires the assets and liabilities contributed by Thomas to the Joint Venture to be valued at their fair value in the Joint Venture's consolidated financial statements. Certain pro forma adjustments result from management's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that management considers reasonable under the circumstances. Consequently, the amounts reflected in the Unaudited Joint Venture Pro Forma Consolidated Financial Statements are subject to change.

     The Joint Venture Pro Forma Consolidated Financial Statements and the accompanying notes should be read in conjunction with Genlyte's historical consolidated financial statements and the notes thereto incorporated by reference herein, and Thomas Lighting's historical combined financial statements and notes thereto, in the Joint Proxy Statement incorporated herein by reference.

     The Joint Venture Pro Forma Consolidated Financial Statements do not purport to be indicative of what the Joint Venture's financial condition or results of operations would have been had the transaction in fact been consummated as of the assumed dates and for the periods presented, nor are they indicative of the results of operations or financial condition for any future period or date. In addition, the Joint Venture Pro Forma Consolidated Financial Statements do not reflect the synergies expected to result from the transaction or the related synergy costs. As discussed in the Joint Proxy Statement incorporated herein by reference, the synergies are expected to be in excess of $30 million per annum and are expected to be fully realized by the end of the year 2000 as a result of cost savings, economies of scale and revenue enhancement opportunities. It is anticipated that an aggregate of $10.5 million of costs will be incurred by the Joint Venture during the period 1998 through 2000 related to achieving the synergies. See the Joint Proxy Statement incorporated herein by reference.




                       UNAUDITED GENLYTE THOMAS GROUP LLC
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE SIX MONTHS ENDED JULY 4, 1998
                                (IN THOUSANDS)



                                                                      PRO FORMA
                                            PRO FORMA                  GENLYTE
                                HISTORICAL    THOMAS    TRANSACTION    THOMAS
                                 GENLYTE   LIGHTING (a) ADJUSTMENTS   GROUP LLC
                                ---------- ------------ -----------   ---------

Net Sales......................  $260,451    $198,567      $  0        $459,018
  Cost of Sales................   170,282     136,500       400(b)      307,182
                                 --------    -------      -------      --------
Gross Profit...................    90,169      62,067      (400)        151,836
  Selling & Administrative
   Expenses....................    66,205      53,137       132(c)      119,074
                                                           (500)(d)
                                                            100(b)
                                 --------     -------      -------       --------
Operating Profit...............    23,964       8,930      (132)         32,762
  Interest Expense, net........     1,824         639         0           2,463
  Other Non-Operating Expenses.         0         365         0             365
                                 --------     -------      -------      --------
Income Before Income Taxes.....    22,140       7,926      (132)         29,934
  Income Tax Provision.........     9,519           0    (9,519)(e)           0
                                 --------     -------    --------      --------
Net Income.....................  $ 12,621     $ 7,926    $9,387        $ 29,934
                                 ========    =======     ========      ========


     THESE PRO FORMA FINANCIAL STATEMENTS DO NOT REFLECT THE SYNERGIES EXPECTED
TO RESULT FROM THE TRANSACTION OR THE RELATED SYNERGY COSTS.



     See Notes to Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated
Financial Statements.



            UNAUDITED GENLYTE THOMAS GROUP LLC PRO FORMA CONSOLIDATED
                               STATEMENT OF INCOME
                       FOR THE YEAR ENDED DECEMBER 31,
                                  (IN THOUSANDS)



                                                                       PRO FORMA
                                             PRO FORMA                  GENLYTE
                                 HISTORICAL   THOMAS    TRANSACTION     THOMAS
                                  GENLYTE   LIGHTING(a) ADJUSTMENTS    GROUP LLC
                                 ---------- ----------- -----------    ---------

Net Sales.......................  $487,961   $390,638    $      0      $878,599
  Cost of Sales.................   318,556    269,331         800(b)    588,687
                                  --------   --------    --------      --------
Gross Profit....................   169,405    121,307        (800)      289,912
  Selling & Administrative
   Expenses.....................   131,784    103,451         264(c)    234,699
                                                           (1,000)(d)
                                                              200(b)
                                  --------   --------    --------      --------
Operating Profit................    37,621     17,856        (264)       55,213
  Interest Expense, net.........     4,085      3,741           0         7,826
  Other Non-Operating Expenses..         0       (733)          0          (733)
                                  --------   --------    --------      --------
Income Before Income Taxes......    33,536     14,848        (264)       48,120
  Income Tax Provision..........    15,310          0     (15,310)(e)         0
                                  --------   --------    --------      --------
Net Income......................  $ 18,226   $ 14,848    $ 15,046      $ 48,120
                                  ========   ========    ========      ========


 THESE PRO FORMA FINANCIAL STATEMENTS DO NOT REFLECT THE SYNERGIES EXPECTED TO
           RESULT FROM THE TRANSACTION OR THE RELATED SYNERGY COSTS.



     See Notes to Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated
                              Financial Statements.




                  UNAUDITED GENLYTE THOMAS GROUP LLC PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 AS OF JULY 4, 1998
                                   (IN THOUSANDS)


                                     GENLYTE                                           GENLYTE
                         ----------------------------------  PRO FORMA                  THOMAS
                                    CONTRIBUTION      AS      THOMAS    TRANSACTION     GROUP
                         HISTORICAL ADJUSTMENTS    ADJUSTED LIGHTING(F) ADJUSTMENTS      LLC
                         ---------- ------------   -------- ----------- -----------    --------

ASSETS
Current Assets:
  Cash and Cash
   Equivalents..........  $   327    $ (327)(g)   $    0     $ 1,449     $      0      $  1,449
  Accounts Receivable,
   net..................   86,073         0       86,073      64,846            0       150,919
  Inventories...........   82,891         0       82,891      57,025        6,488(i)    146,404
  Other Current Assets..   18,320   (13,900)(h)    4,420       4,528            0         8,948
                          --------    --------     --------  --------     --------     --------
    Total Current
     Assets.............  187,611   (14,227)     173,384     127,848        6,488       307,720
Plant and Equipment,
 net....................   60,980         0       60,980      46,632       20,000(j)    127,612
Goodwill................   12,528         0       12,528      47,550      (47,550)(j)    44,139
                                                                          31,611(j)
Other Assets............    7,856   ( 6,200)(h)    1,656       9,058           0        10,714
                          --------    --------     --------  --------   ---------     --------
    Total Assets........ $268,975  $(20,427)    $248,548    $231,088    $ 10,549      $490,185
                         ========   =========   =========   =========   ========      ========
LIABILITIES AND STOCKHOLDERS' INVESTMENT
Current Liabilities:
  Accounts Payable...... $ 53,721     $    0    $ 53,721    $ 19,749    $      0      $ 73,470
  Notes Payable........         0          0           0      40,294           0        40,294
  Short-Term Borrowings.    1,000          0       1,000           0           0         1,000
  Current Maturities of
   Long-Term Debt.......       58          0          58          83           0           141
  Accrued Expenses......   37,263       (614)(h)   6,649      16,123           0        52,772
                          --------    --------    --------  --------    --------      ---------
    Total Current
     Liabilities........   92,042       (614)     91,428      76,249           0        167,677
Long-Term Debt..........   35,755          0      35,755      22,764           0         58,519
Deferred Income Taxes...    6,824     (6,824)(h)       0           0           0              0
Other Liabilities.......   17,782          0      17,782       3,192           0         20,974
Stockholders'
 Investment.............  116,572    (12,989)(i) 103,583     128,883      10,549(k)     243,015
                          --------    --------    --------  --------     --------      --------
    Total Liabilities
     and Stockholders'
     Investment......... $268,975   $(20,427)    $248,548  $231,088      $10,549       $490,185
                         ========   ========     ========  ========      ========      ========


     See Notes to Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated
                              Financial Statements.


             NOTES TO UNAUDITED GENLYTE THOMAS GROUP LLC PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: BASIS OF PRESENTATION

     On April 28, 1998, Genlyte and Thomas entered into definitive agreements to combine the lighting business of Thomas with the business of Genlyte through the Joint Venture. On August 30, 1998 Genlyte contributed to the Joint Venture substantially all of its assets in exchange for a 68% interest in the Joint Venture and the Joint Venture's assumption of substantially all of its liabilities and Thomas contributed to the Joint Venture substantially all of it assets comprising Thomas Lighting in exchange for a 32% interest in the Joint Venture and the Joint Venture's assumption of certain liabilities.
Genlyte and Thomas will continue to exist as separate publicly traded companies.

 Accounting Treatment

     For accounting purposes, Genlyte's majority ownership of the Joint Venture requires the assets and liabilities contributed by Thomas to the Joint Venture to be valued at their fair value in the Joint Venture's consolidated financial statements. Certain pro forma adjustments result from management's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that management considers reasonable under the circumstances. Consequently, the amounts reflected in the Unaudited Genlyte Thomas Group LLC Pro Forma Consolidated Financial Statements are subject to change.

NOTE 2: PRO FORMA ADJUSTMENTS

  (a) Represents the Unaudited Thomas Lighting Pro Forma Statements of Income.

  (b) Represents the incremental depreciation expense for the six months ended July 4, 1998 and the year ended December 31, 1997 of $400,000 and $800,000, respectively, charged to cost of sales and $100,000 and $200,000, respectively, charged to selling and administrative expense, using an assumed weighted average useful remaining life of 20 years, related to the incremental fair value step-up of certain fixed assets of Thomas Lighting (see Note 2 (j)). The allocation of expense between cost of sales and selling and administrative expense is based on Genlyte's historical depreciation mix.

  (c) Represents incremental goodwill amortization of $132,000 and $264,000 for the six months ended July 4, 1998 and the year ended December 31, 1997, respectively, resulting from the excess of the fair market value over the tangible book value of Thomas' Contributed Business (see Note 2 (j)). Such excess will be amortized over 40 years, subject to further analysis subsequent to the closing of the Transaction.

  (d) Represents estimated costs to be charged to Genlyte by the Joint Venture for certain shareholder-related services rendered by the Joint Venture on behalf of Genlyte.

  (e) Represents the elimination of the income tax provision included in Genlyte's historical financial statements. The Joint Venture will be treated as a partnership for federal income tax purposes and therefore, the income tax attributes and liabilities generated by the Joint Venture shall accrue directly to Genlyte and Thomas and be recorded in their respective financial statements.

  (f) Represents the Unaudited Thomas Lighting Pro Forma Balance Sheet.

  (g) Represents the elimination of cash and cash equivalents which will be retained by Genlyte.

  (h) Represents the elimination of accrued income taxes payable and deferred income tax assets and liabilities which will be retained by Genlyte, as the income tax attributes and liabilities generated by the Joint Venture will accrue directly to Genlyte and Thomas and be recorded in their respective financial statements.

  (i) The net adjustment to retained earnings consists of the net effect of the adjustments described in Note 2(g) and Note 2(h).

  (j) Represents the allocation of the excess of the fair market value over tangible book value of Thomas' contributed business as follows (in thousands):



      Fair value of Thomas' Contributed Business as mutually
       determined by Genlyte and Thomas, which was the basis for
       determining the ownership interests to be issued in the Joint
       Venture........................................................ $139,432
      Tangible book value of Thomas' Contributed Business.............   81,333
                                                                       --------
      Excess of fair value over tangible book value...................   58,099
      Less fair value allocations:
        Inventory step-up.............................................    6,488
        Property, plant and equipment step-up.........................   20,000
                                                                       --------
          Goodwill.................................................... $ 31,611
                                                                       ========

     The cost basis of properties and other assets was adjusted to fair market value based on management's preliminary estimates which are subject to change based upon the results of valuations management intends to have performed.

  (k) Represents the excess of fair value over book value for Thomas' contributed business recognized in connection with the purchase accounting for the Joint Venture.